Analyst Day Presentation June 14, 2022 Exhibit 99.1

Forward Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2022, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. 2

Agenda 3

Equity Bancshares, Inc. Analyst Day Welcome & Introduction Brad – Chairman, CEO, and Founder June 14, 2022 4

Our Company 5 Committed to our Entrepreneurial Spirit Equity Bancshares, Inc. NASDAQ: EQBK Start-Up: 2002 - 2007 Brad Elliott, current Chairman and CEO, founded Equity Bancshares, Inc. in 2002. Closed 5 branch or whole bank acquisitions Opened 2 branches in Missouri Growth: 2008 - 2016 Opened branches in Lee’s Summit & Overland Park, Kansas Acquired Ellis State Bank $8.8MM of TARP issued and repaid with SBLF $20.0MM Capital Raise Purchased 4 branches from Citizens Bancshares (Topeka) $20.4MM Capital Raise Acquired First Community Bancshares Rationalized branch map, 3 closures, 1 opening Acquired First Independence and Community First $35.4MM private placement capital raise Scale: 2017-2022 Acquired Prairie State, Patriot Bank, and Eastman Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust Launched ETWM Completed $75MM subordinated debt issuance Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares Originated $650 million of PPP For the quarter ended March 31, 2022. As of 6/10/2022

Strong Senior Leadership Team 6 Brad Elliott Chairman & CEO Years at Equity: 20 | Years in Banking: 33 Eric Newell Chief Financial Officer Years at Equity: 2 | Years in Banking: 20 Craig Anderson President Years at Equity: 4 | Years in Banking: 40 Greg Kossover Chief Operating Officer Years at Equity: 9 | Years in Banking: 22 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Became COO in April 2020 Served as CFO from 2013 to 2020  EQBK Board of Directors, 2011-current Became President in April 2020 Served as COO from 2018 to 2020 Served as President of UMBF Commercial Banking  Served as CFO at United Bank in Hartford, CT ($7.3B assets) Served as CFO and head of Treasury at Rockville Bank, Glastonbury, Conn. Julie Huber EVP, Strategic Initiatives Years at Equity: 19 | Years in Banking: 32 Served in variety of leadership roles in her time at Equity Bank John Creech EVP, Chief Credit Officer Years at Equity: <1 | Years in Banking: 13 Brett Reber EVP, General Counsel Years at Equity: 4 | Years in Law: 34 Greg Lawson EVP, Chief Information Officer Years at Equity: <1 | Years in Banking: 12 Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C. Previously served as Chief Credit Policy and Administration Officer for Synovus Bank Previously served as Director, IT Solutions at BOK Financial, and Director of Infrastructure Engineering and Operations at Jack Henry and Associates

Equity Bancshares, Inc. Analyst Day Deposit Update & Strategy Jonathan Roop – Chief Deposit Strategy Officer June 14, 2022 7

Strong Core Deposit Franchise 8 Deposit Composition(1) Fully integrated digital banking platform with an adoption rate of 60.1% among core banking customers Continued emphasis on development of relationships to drive growth in non-interest bearing deposits. Cost of Deposits: 0.16%(1) Core Deposits(2) / Total Deposits Total Deposits & Loan to Deposit Ratio For the quarter ended March 31, 2022. Includes interest and non-interest bearing deposits. Core deposits excludes time deposits > $100K. Dollars in millions.

Core Deposit Growth 9 Cost of Deposits(1) 0.16% 0.22% 0.52% 0.91% 1.30% Year-to-date, Includes the impact of non-interest bearing deposits Dollars in millions

Digital Channel Engagement 10 Brilliant Bank is an online only division of Equity Bank Used as a deposit gathering lever Can market nationwide No cannibalization of existing Equity Bank accounts Brilliant Bank Figures are as of rounded to the nearest thousand and as of 3/31/2022

Creating Scalable Efficiencies – ITMs 11 Launching Interactive Teller Machine Network in 2022 starting in select markets Creates efficiencies in staffing model through natural attrition Gradually reduces purely operational branch staff and refocuses on customer service

Equity Bancshares, Inc. Analyst Day Loan Production & Portfolio Craig Anderson – President June 14, 2022 12

Diversified Loan Portfolio 13 Year-to-Date Loan Yield 4.44% 5.19% 5.73% 5.74% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company’s loan disclosures within the applicable financial statement. Composition excludes the impact of PPP loans as of each applicable date. For the Year-to-Date periods ended December 31, 2020, December 31, 2021 and March 31, 2022, yield has been adjusted to exclude PPP loans, including these loans yield would be 5.00%, 4.77% and 4.61%, respectively. 4.54%

HSA Business 14 Nearing launch of Equity Bank HSA HSA offers sticky low-cost core deposits with significant fee income opportunities Business lead has been in place for 18+ months Combines well with loan and TM services to offer a complete banking experience to SMBs Highlights

Equity Bancshares, Inc. Analyst Day Technology Investments Greg Lawson – Chief Information Officer June 14, 2022 15

Information Technology 16 Poised for Scale - Core Precision, Q2, SNL Banker Infrastructure Restructure of IT support Improved Customer Service and Call Handling RPA Highlights

Equity Bancshares, Inc. Analyst Day Credit Update John Creech – Chief Credit Officer June 14, 2022 17

Asset Quality 18 Commentary Net charge-offs were $362 thousand for the quarter, or 5 bps of average loan assets annualized.  Reserve ratio, exclusive of PPP assets, is 1.48% remaining well positioned for any losses which materialize from the current economic uncertainty surrounding inflation and related effect on consumer liquidity, supply chain disruption, and input cost escalation concerns.  Overall, nonaccrual loans declined $8.7 million quarter over quarter.     Nonperforming Assets Net Charge-Offs (NCO) / Average Loans Includes loans 90+ days past due which are not highlighted in the table. Excludes Bank owned branch assets, totaling $1.0M, classified as Other Real Estate Owned within the Statements of Condition. (1,2) (2)

Credit Quality 19 Total Reserve Ratio Classified Assets Nonaccrual Detail

Equity Bancshares, Inc. Analyst Day Financial Management Eric Newell – Chief Financial Officer June 14, 2022 20

Allowance for Credit Loss (ACL) 21 Impact of CECL adoption and subsequent intra-quarter movement

Capital Management 22 Capital Management Strategy Capital Targets EQBK establishes capital targets based on the following objectives: Maintain designation as a “well capitalized” institution under fully phased-in Basel III regulatory definitions Ensure capital levels are commensurate with the Company’s risk profile and strategic plan Capital Management Priorities Support organic growth Dividend payout ratio targeted at 10-20% Common stock repurchases Merger & acquisition activity Excess Capital Deployment EQBK’s Tangible Common Equity Ratio target is 8.5(1)%; TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method; Excess capital can be deployed for: Shares repurchases, Higher shareholder dividends, and/or Acquisitions The Company’s capital ratios are comfortably above well capitalized levels as of 3/31/2022 2022 Capital Management Actions 1. As of March 31, 2022 the tangible common equity ratio is being negatively impacted by $50.0 million in unrealized losses on the investment portfolio.  Adjusting for this temporary decline in fair value, would result in a Tangible Common Equity Ratio of 8.55%.

Bank Liquidity 23 Liquidity Analysis Portfolio Characteristics Dividend Capacity from the Bank Description Amortized Cost Unrealized Gain / (Loss) Carrying Value

Investment Portfolio Strategy 24 We believe the structure in the portfolio outperforms peers through the cycle Portfolio average life is shorter than peer; effective duration equal to peer and hard final maturities of our bullet investments provide guaranteed cash flow Portfolio is nearly fully extended; future cash flow will be little affected by higher rates Investment Portfolio Thesis Environment Shift: 2020 -> 2022 As we began 2020, investment portfolio was over 80% Agency MBS and CMOs As rates collapsed, the majority of the portfolio prepaid, leaving the bank with hundreds of millions in cash needed to be reinvested in the worst rate environment in history Private Label Mortgage Portfolio Predominantly front cash flow tranches of 30-year mortgage pools. Modeled to have 5-year average life, however, is currently prepaying faster and cash-flowing like a 2.5-year average life portfolio. 14% of investment portfolio but 20% of cash flow Barbell Strategy Private label front-load is combined with longer bullet investments in the 8-to-10-year part of the curve, encouraged by low short to medium term yields with a steep curve in 2021 Provided similar yields to Agency MBS options without similar extension risk Agency MBS virtually uninvestable in 2021; choice between 1.5%-2.0% coupons or 2.5%+ coupons with prepayments outpacing amortization of premium Current Investment Portfolio Mix NOTE: Data as of 3/31/3022

Outlook on Key Business Drivers – Q1 Earnings 25 Consideration & Expectations Continued uncertainty of inflation, supply chain disruption and input cost escalation. Focus on continued balance sheet strength and security while continuing to pursue growth. NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. Excluding the impact of PPP loans Excluding the impact of PPP loans, purchase accounting and the one-time impact of previously non-accrual loans shifting to accrual. Excluding Net Gain on Securities Transactions of $40K Excluding Merger Expenses of $323K and release of reserve for unfunded commitment of $994 thousand

Updated Q2 Forecast – Interest Income 26 Average Earning Assets Net Interest Margin 4,750,000 3.35% 6/30/22 E represents current expected range to be reported 6/30/2022 Net Interest Margin range is inclusive of purchase accounting amortization and PPP interest and fees NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

Updated Q2 Forecast – Non-Interest 27 Noninterest Income Noninterest Expense 8,500 31,500 6/30/22 E represents current expected range to be reported 6/30/2022 NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

Updated 2022 Outlook 28 NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. 2022 full year forecast includes the impact of expected rate hikes with well managed funding costs

Focus Variables for Outlook & Forecast 29 Our outlook requires clarity around certain variables, including:

Equity Bancshares Analyst Day Strategic Overview & Closing Remarks Brad – Chairman, CEO, and Founder June 14, 2022 30

Long Term Key Strategic Objectives 31 Grow Tangible Book Value Maximize Risk Adjusted Return on Assets Offer best-in-class banking products and services Drive organic fee income generation Efficiently grow core earnings Effectively deploy capital through share repurchases, dividends and whole bank m&a while maintaining strong capital ratios Re-mix cash flows into higher yielding instruments funded with low-cost core deposits Achieve 15% + ROATCE & 1.5% PTPP ROA Optimize revenue composition with 30% fee income to total revenue Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses Invest in people, systems, and technology Tailor products to meet customers needs Deliver services through high quality, relationship-based delivery channels

Our Opportunity 32 There are over 1000 bank offices with deposits less than $750MM in our market Key Potential New Markets Disciplined M&A Strategy We look to partner with companies with strong community markets focus, while expanding our presence in our current metro markets or adjacent markets of Springfield, MO, Omaha, NE, Oklahoma City, OK and Des Moines, IA Ideally look for deals with low levels of problem assets, low to mid single digit tangible book value dilution with mid teen EPS accretion Deals must earnback in less than 3 years

Our Value Proposition 33 Market Diversification and Strategy for Growth Experienced and Invested Management Team Conservative Credit Culture and Effective Risk Management and Mitigation Robust Funding Capacity, Anchored by a Diverse, Low-Cost Deposit Base Focus on Efficient Performance Throughout our Diversified Business Lines

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